                                                                EXHIBIT 10.35

                               LICENSE AGREEMENT

         THIS LICENSE AGREEMENT (the "Agreement") is effective as of August 1st, 1997 (the "EFFECTIVE DATE"), by and between THE JOHNS HOPKINS UNIVERSITY, a Maryland corporation having a principal place of business at 2024 E. Monument Street, Suite 2-100, Baltimore, MD 21205 (hereinafter "JHU") and GERON CORPORATION, a Delaware corporation having a principal place of business at 230 Constitution Drive, Menlo Park, California 94025 (hereinafter the "Company").

                                   WITNESSETH

         WHEREAS, as a center for research and education, JHU is interested in licensing PATENT RIGHTS and LICENSED MATERIALS (hereinafter defined) in a manner that will benefit the public by facilitating the distribution of useful products and the utilization of new methods but is without capacity to commercially develop, manufacture, and distribute any such products or methods; and

         WHEREAS, a valuable invention entitled [*] and valuable materials were developed during the course of research conducted by Drs. John Gearhart and Michael Shamblott (hereinafter "Inventors"); and

         WHEREAS, JHU has acquired through assignment from the Inventors all rights, title, and interest in said valuable invention; and

         WHEREAS, Company desires to develop, manufacture, use, distribute for commercial sale, and sell such products and processes throughout the world;

         NOW, THEREFORE, in consideration of the foregoing premises and the following mutual covenants, and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

         1.1. "AFFILIATED COMPANY" or "AFFILIATED COMPANIES" shall mean any corporation, company, partnership, joint venture, or other entity which controls, is controlled by, or is under common control with the Company. For purposes of this Paragraph 1.1, "control" shall mean (a) in the case of corporate entities, the direct or indirect ownership of at least one-half of the stock or participating shares entitled to vote for the election of directors or the power to direct the management and policies of such corporation, and (b) in the case of a partnership, the power to direct the management and policies of such partnership.

         1.2. "COMBINATION PRODUCT ADJUSTMENT" shall mean the following: in the event a LICENSED PRODUCT(S) or LICENSED SERVICE(S) is sold in the form of a combination product or combination service utilizing one or more active components in addition to a LICENSED PRODUCT(S) or LICENSED SERVICE(S), NET SALES or NET SERVICE REVENUES for such combination product or combination service will be adjusted by multiplying actual NET SALES or NET SERVICE REVENUES of such combination product or combination service by the fraction A/(A + B), where A is the average invoice price of the LICENSED PRODUCT(S) or LICENSED SERVICE(S), if sold separately, and B is the average invoice price of any other active component(s) in the combination, if sold separately, in each case during the applicable reporting period in the country in which the sale of the combination product was made or the combination service was provided. If, on a country-by-country basis, the other active component(s) in the combination are not sold separately in said country, NET SALES or NET SERVICE REVENUES shall be calculated by multiplying actual NET SALES or NET SERVICE REVENUES of such combination product or combination service by the fraction A/C, where A is

* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

the average invoice price of the LICENSED PRODUCT(S) or LICENSED SERVICE(S), if sold separately, and C is the average invoice price of the combination product or combination service in each case during the applicable reporting period in the country in which the sale of the combination product was made. If, on a country-by-country basis, neither (i) the LICENSED PRODUCT(S) or the LICENSED SERVICE(S), nor (ii) the other active component(s) of the combination product or the combination service is sold separately in said country, NET SALES or NET SERVICE REVENUES for such combination product or combination service shall be determined by the parties in good faith based on the relative fair market values of the active components as determined by mutual agreement of the parties.

         1.3. "EMBRYONIC GERM CELL" or "EG CELL" shall mean a human cell isolated from the gonadal ridge of the embryo or in the process of migrating to colonize the gonadal ridge which (i) possesses a normal karyotype, (ii) has replicative immortality as demonstrated by stable telomeres over multiple passages and expresses telomerase activity, (iii) has the capacity to differentiate into endoderm, mesoderm, and ectoderm-derived tissues as demonstrated by histological analysis of teratomas, and (iv) has appropriate histochemical and molecular markers (including, but not limited to, alkaline phosphatase and appropriate SSEA and/or TRA antigens).

         1.4. "EMBRYONIC STEM CELL" or "ES CELL" shall mean a human cell isolated from the inner cell mass of the blastocyst which (i) possesses a normal karyotype, (ii) has replicative immortality as demonstrated by stable telomeres over multiple passages and expresses telomerase activity, (iii) has the capacity to differentiate into endoderm, mesoderm, and ectoderm-derived tissues as demonstrated by histological analysis of teratomas, and (iv) has appropriate histochemical and molecular markers (including, but not limited to, alkaline phosphatase and appropriate SSEA and TRA antigens).

         1.5. "EXCLUSIVE LICENSE" shall mean a grant by JHU to Company of its entire right and interest in the PATENT RIGHTS, the LICENSED MATERIALS, and the RETAINED MATERIALS, subject to (i) the retained right of JHU to make, have made, provide, and use for its and The Johns Hopkins Health Systems' own non-commercial educational and research purposes LICENSED PRODUCT(S) and LICENSED SERVICES, and (ii) the right of JHU to distribute RETAINED MATERIALS to other academic researchers for the sole purpose of non-commercial research. JHU shall not distribute the RETAINED MATERIALS to other academic researchers as permitted under the preceding sentence unless and until each such academic researcher and the institution with which such researcher is affiliated has agreed to grant Company: (i) at Company's sole option and discretion, either a royalty-bearing exclusive license, such royalty not to exceed [*] percent of sales under such license, or a royalty-free, non-exclusive license to make, have made, use, sell, have sold, or import products and services under any intellectual property or tangible materials arising from such academic research utilizing the RETAINED MATERIALS; and (ii) the same rights with respect to any publications of such academic researcher which describe the results of his or her research using the RETAINED MATERIALS as Company has concerning the publications of JHU and the Inventors under Paragraph 10.10. JHU shall be deemed to have complied with this Paragraph 1.5 if JHU distributes the RETAINED MATERIALS to other academic researchers under a materials transfer agreement in substantially the form attached hereto as Exhibit 1.5 or as otherwise agreed in writing by Company and JHU. JHU retains the right to use the RETAINED MATERIALS to isolate genetic material solely for non-commercial educational and research purposes. All academic researchers shall use the RETAINED MATERIALS or derived cell lines in accord with the guidelines promulgated by the Ethics Advisory Board established pursuant to Article 9.

         1.6.    "FDA" shall mean the United States Food and Drug
Administration.

         1.7. "FD&C ACT" shall mean the United States Federal Food, Drug and Cosmetic Act, as amended.

* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                               LICENSE AGREEMENT



         1.8. "IND" shall mean an Investigational New Drug application, as defined in the FD&C Act and FDA regulations, as amended from time to time.

         1.9. "INTERESTED THIRD PARTY" shall have the meaning set forth in Paragraph 4.10.

         1.10. "LICENSED MATERIALS" shall mean (i) the human cell lines and other biological materials developed by the Inventors and provided to the Company under Article 6, and (ii) any materials or cell lines derived therefrom by the Company or its AFFILIATED COMPANIES, assignee(s), or sublicensee(s). Any RETAINED MATERIALS (i) actually transferred to Company, or (ii) used by a PERMITTED ACADEMIC RECIPIENT to make an invention that is licensed by Company pursuant to a materials transfer agreement in substantially the form attached hereto as Exhibit 1.5, shall be deemed to be LICENSED MATERIALS.

         1.11. "LICENSED PRODUCT(S)" shall mean any research, diagnostic, or therapeutic product (i) covered by the PATENT RIGHTS or (ii) manufactured using materials or methods claimed in the PATENT RIGHTS or derived from LICENSED MATERIALS. For the purpose of illustration, a cell line used for a therapeutic purpose that was in any way derived from an EG CELL or ES CELL that is a LICENSED MATERIAL or is covered by a claim in the PATENT RIGHTS will be a LICENSED PRODUCT.

         1.12. "LICENSED SERVICE(S)" shall mean any research, diagnostic, or therapeutic service or method (i) covered by the PATENT RIGHTS or (ii) uses materials or methods claimed in the PATENT RIGHTS or derived from LICENSED MATERIALS.

         1.13. "NDA" shall mean a New Drug Application, as defined in the FD&C Act and FDA regulations, as amended from time to time.

         1.14. "NET SALES" shall mean gross amounts invoiced by Company, AFFILIATED COMPANY, SPIN-OUT, assignee, sublicensee other than a distributor in the ordinary course of business, and any Interested Third Party (each, a "Seller") from the sale of LICENSED PRODUCT(S) to non- Seller third parties, less (i) trade, cash, and quantity discounts or rebates actually given, (ii) credits or allowances given or made for rejection or return of, and for uncollectible amounts on, previously sold products or for retroactive price reductions (including rebates for Medicaid and Medicare in the United States and comparable foreign programs), (iii) taxes, duties, or other governmental charges levied on or measured by the billing amount, as adjusted for rebates and refunds, (iv) charges for freight and insurance directly related to the distribution of LICENSED PRODUCT(S) (to the extent not paid by the third party customer), and (v) credits or allowances given or made for wastage replacement and indigent patient and similar programs. In the event that a Seller sells a LICENSED PRODUCT(S) in combination with other ingredients or substances or as part of a kit, the NET SALES for purposes of royalty payments shall be adjusted by the COMBINATION PRODUCT ADJUSTMENT.

         1.15. "NET SERVICE REVENUES" shall mean gross amounts invoiced by a Seller from the sale of LICENSED SERVICE(S) to non-Seller third parties, less
(i) trade, cash, and quantity discounts or rebates actually given, (ii) credits or allowances given or made for uncollectible amounts on previously sold services or for retroactive price reductions (including rebates for Medicaid and Medicare in the United States and comparable foreign programs), (iii) taxes, duties, or other governmental charges levied on or measured by the billing amount, as adjusted for rebates and refunds, and (iv) credits or allowances given or made for indigent patient and similar programs, all as adjusted by the COMBINATION PRODUCT ADJUSTMENT, if applicable.

         1.16. "PATENT RIGHTS" shall mean [*] (ii) any United States patent applications filed on inventions, new discoveries, or improvements made by Dr. John

* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                               LICENSE AGREEMENT



Gearhart and others in his laboratory pursuant to an agreement (the "Research Agreement") more fully described in Article 5; (iii) any continuation, divisional, or continuation-in-part applications associated with the United States patent applications in (i) and (ii) above; (iv) any United States patents, extensions, or reissues issuing from an application set forth in (i),
(ii), or (iii) above; and (v) all foreign patent applications and any foreign patents corresponding to (i), (ii), (iii), or (iv) above.

         1.17. "PERMITTED ACADEMIC RECIPIENT" shall mean any academic researcher who is permitted to receive the Retained Materials pursuant to Paragraph 1.5.

         1.18.   "RETAINED MATERIALS" shall mean:
         (i) any cell lines and other biological materials that are retained by JHU or provided by JHU to a PERMITTED ACADEMIC RECIPIENT and (a) from which the LICENSED MATERIALS were derived, or (b) which are of the same construction or type as the LICENSED MATERIALS; and

         (ii)    any cell lines derived from the materials described in clause
(i) by JHU or a PERMITTED ACADEMIC RECIPIENT.

         1.19. "SPIN-OUT" shall mean any entity to which the Company has transferred all of its rights and obligations with respect to the LICENSED PRODUCT and the LICENSED SERVICE(S), as well as all of the Company's other assets related to EG CELLS and ES CELLS.

                                   ARTICLE 2
                                     GRANTS

         2.1. Subject to the terms and conditions of this Agreement, JHU hereby grants to the Company, under the PATENT RIGHTS, the LICENSED MATERIALS, and the RETAINED MATERIALS, a worldwide EXCLUSIVE LICENSE to make, have made, use, import, sell, have sold, and offer for sale the LICENSED PRODUCT(S) and the LICENSED SERVICE(S).

         2.2. Company may sublicense to others the rights granted by JHU under this Agreement and shall provide a redacted copy of each such sublicense agreement to JHU promptly after it is executed. JHU shall treat the existence and terms of such sublicense as Company's Confidential Information, and such information shall therefore be subject to Article 7. Each sublicense shall be consistent with the terms of this Agreement.

         2.3. Company may extend this Agreement to its AFFILIATED COMPANIES that agree in writing to comply with the terms of this Agreement.

                                   ARTICLE 3
                              PATENT INFRINGEMENT

         3.1. Each party will notify the other promptly in writing when any infringement of the PATENT RIGHTS by another is uncovered or suspected.

         3.2. Company shall have the first right to enforce any patent or patent application within the PATENT RIGHTS against any infringement or alleged infringement thereof and shall at all times keep JHU informed as to the status thereof. Company may, in its sole judgment and at its own expense, institute suit against any such infringer or alleged infringer and control, settle, and defend such suit in a manner consistent with the terms and provisions hereof and recover, for its account, any damages, awards, or settlements resulting therefrom, subject to Paragraph 3.4. This right to sue for infringement shall not be used in an arbitrary or capricious manner. JHU shall reasonably cooperate in any such litigation, including, without limitation, being named as a party in any such litigation, and Company shall reimburse JHU for its out-of-pocket expenses incurred as a result of such cooperation.

                                                               LICENSE AGREEMENT



         3.3. If Company elects not to enforce any patent or patent application within the PATENT RIGHTS, then it shall so notify JHU in writing within six (6) months of receiving notice that an infringement exists, and JHU may, in its sole judgment and at its own expense, take steps to enforce any patent and control, settle, and defend such suit in a manner consistent with the terms and provisions hereof, and recover, for its own account, any damages, awards or settlements resulting therefrom. This right to sue for infringement shall not be used in an arbitrary or capricious manner.

         3.4. Any recovery by Company under Paragraph 3.2 or by JHU under Paragraph 3.3 shall be deemed, unless specifically designated otherwise by the court, to reflect loss of commercial sales. To the extent the recovery exceeds all reasonable costs and expenses of the party bringing the suit, for the recovery shall first be applied to such costs and expenses, the recovering party shall pay to the other from such excess the amount that would have been due that party hereunder had such sales been made by Company. If the costs and expenses of a suit or obtaining a settlement under Paragraph 3.2 exceed the recovery, then [*] of the excess shall be credited against royalties payable by Company to JHU hereunder in connection with sales or services in the country of such legal proceedings, provided, however, that any such credit under this Paragraph 3.4 shall not exceed [*] of the royalties otherwise payable to JHU with regard to sales in the country of such action in any one calendar year, with any excess credit being carried forward to future calendar years.

                                   ARTICLE 4
                        PAYMENTS, ROYALTIES, AND EQUITY

         4.1. As further provided in Paragraph 7.1, Company will reimburse JHU for the reasonable costs of preparing, filing, maintaining, and prosecuting PATENT RIGHTS. Company shall reimburse JHU within thirty (30) days of receipt of invoice from JHU.

         4.2.    A.       The Company shall pay to JHU within thirty (30) days
of the EFFECTIVE DATE of this Agreement, the nonrefundable processing fee of [*] and the nonrefundable initial licensing fee of [*]. These payments are nonrefundable and shall not be credited against royalties or other fees.

                 B.       The Company shall also issue to JHU within thirty
(30) days of the EFFECTIVE DATE the following:

         (a) [*] shares of the Company's publicly traded common stock, pursuant to a written agreement (the "Stock Purchase Agreement"),attached hereto as Exhibit 4.2(A), and

         (b) a warrant for [*] shares of the Company's publicly traded common stock at an exercise price equal to the closing price of the common stock on the day prior to issuance of the warrant, with immediate vesting and with a [*] year exercise date for JHU, pursuant to a warrant agreement (the "Warrant Agreement") attached hereto as Exhibit 4.2(B).

The stock and warrant will be issued in the name of The Johns Hopkins University. JHU agrees not to sell or transfer the stock for a period of [*] years from the date of issue.

         4.3. The Company shall pay to JHU a [*] annual maintenance fee due within thirty (30) days of each anniversary of the EFFECTIVE DATE of this Agreement. Such fees are nonrefundable and shall not be credited against royalties or other fees.

         4.4. The Company shall pay to JHU, for each LICENSED PRODUCT sold and for each LICENSED SERVICE provided by the Company, its AFFILIATED COMPANY(IES), assignees, and sublicensees, and any SPIN-OUT, a running royalty negotiated by the parties that

* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                               LICENSE AGREEMENT



falls within the ranges specified in the table below. The royalty rates shall apply to the NET SALES and NET SERVICE REVENUES of the LICENSED PRODUCT or LICENSED SERVICE respectively for the term of this Agreement. Such payments shall be made quarterly as provided in Paragraph 4.9. For purposes of this Paragraph 4.4, a Therapeutic Type product or service refers only to those products or services provided to patients to treat human disease or medical conditions in a manner requiring FDA approval; a Diagnostic product or service refers only to those products or services that are sold or provided to assist physicians in formulating diagnostic opinions and therapeutic stratagems in the course of providing medical care to their patients in a manner requiring FDA approval; and any other product or service shall be deemed to be a Research Type of product or service.

                      PRODUCT OR SERVICE TYPE            ROYALTY
                                                          RANGE
                            Research                       [*]

                            Diagnostic                     [*]

                            Therapeutic                    [*]

Starting the earlier of a written request by Company or the date a particular LICENSED PRODUCT or LICENSED SERVICE is first offered for commercial sale or use, the Company and JHU shall enter into good faith negotiations for the royalty rate to be applied to each LICENSED PRODUCT or LICENSED SERVICE within the applicable range. The factors to be considered by the parties in setting the applicable royalty rate shall include: the patent position of the LICENSED PRODUCT or LICENSED SERVICE, the existence of competitive products or services, the size of the market for the applicable product or service, and the amounts spent by the Company in developing the product or service for market. If the parties are unable to reach agreement within sixty (60) days of commencing such negotiations, then the issue shall be brought to binding arbitration before three arbitrators in accordance with the Rules of the American Arbitration Association, with the arbitration occurring in Chicago, Illinois.

         4.5.    A.       To the extent the Company, or its assignee,
AFFILIATED COMPANY, SPIN-OUT, or sublicensee is obligated to pay a royalty to a third party to make, use, import, sell, have sold, or offer for sale a LICENSED PRODUCT or LICENSED SERVICE, and if such obligation cannot be avoided by a reasonable redesign of the LICENSED PRODUCT or LICENSED SERVICE, then the Company may subtract [*] of such third party royalty from the royalty otherwise owed to JHU under Paragraph 4.4 for such particular LICENSED PRODUCT or LICENSED SERVICE, but in no event shall such reduction cause JHU to be paid less than [*] of the royalty specified in Paragraph 4.4 for such LICENSED PRODUCT or LICENSED SERVICE.

                 B. To the extent the Company, or its assignee, AFFILIATED COMPANY, SPIN-OUT, or sublicensee uses LICENSED MATERIALS to generate differentiated cells that are then incorporated into products or services, such products or services will be LICENSED PRODUCTS and/or LICENSED SERVICES.

                 C. Notwithstanding Paragraph 4.4, if the Company uses the LICENSED MATERIALS or cell lines covered by PATENT RIGHTS in a research collaboration, sublicense, or joint venture with a third party for the purpose of gene discovery, JHU will be paid [*] of any consideration received by the Company from such third party in connection with such gene discovery undertaking, net of any Excludable Amounts. "Excludable Amounts" shall mean that portion of amounts received by the Company in exchange for (i) research, development, and manufacture services that have been or will be performed by or on behalf of the Company (e.g., payments to fund Company research in connection with the LICENSED

* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                               LICENSE AGREEMENT



MATERIALS or PATENT RIGHTS) and milestone payments, (ii) things of value other than rights in LICENSED MATERIALS or PATENT RIGHTS (e.g., equity excluding any premium purchased by a corporate collaborator), or (iii) amounts loaned to the Company or an AFFILIATED COMPANY. Where amounts (e.g., license fees) relate to a LICENSED MATERIAL or PATENT RIGHT together with other biological materials or patent rights, the amounts shall be allocated on a reasonable basis. In the event that amounts are due under this Paragraph 4.5(C) with respect to sales of a LICENSED PRODUCT or a LICENSED SERVICE, no amounts shall be due under Paragraph 4.4 for the sale of such LICENSED PRODUCT or LICENSED SERVICE.

         4.6. MILESTONE PAYMENTS. The following milestone payments (cash, stock, and stock warrants) shall be paid as outlined below within thirty (30) days from the occurrence of the events indicated below. Except as otherwise specified in this Paragraph 4.6, these payments are not creditable against running royalties or other payments specified in this Article. The stock and stock warrants granted on the occurrence of each milestone shall be granted pursuant to Stock Purchase Agreements and Warrant Agreements in substantially the form attached hereto as Exhibits 4.6(A) and 4.6(B), respectively. The exercise price for warrants granted in connection with the first three (3) milestone events set forth in this Paragraph 4.6 shall be equal to the average closing price of the common stock during the [*] business days immediately preceding the EFFECTIVE DATE. The exercise price for warrants granted in connection with milestone event four (4) and milestone event five (5) set forth in this Paragraph 4.6 shall be equal to the average closing price of the common stock during the [*] business days immediately preceding the date upon which the milestone event in question occurred; the warrants for these milestones (4 and 5) shall be issued upon milestone achievement. The warrants shall vest immediately and shall have, in each case, a [*] year exercise period in which JHU may exercise the warrant.

                          MILESTONE EVENT                         CASH($)           EQUITY          WARRANTS
                                                                                   (SHARES)         (SHARES)
 1     Successfully transfer to Company EG CELLS isolated           [*]               [*]              [*]
       by JHU*

 2     Successfully transfer to Company ES CELLS isolated           [*]               [*]              [*]
       by JHU*

 3     Issuance of first United States patent in PATENT
       RIGHTS which prevents others from making, using, or          [*]               [*]              [*]
       selling the EG CELLS or ES CELLS

 4     IND Filing for the first LICENSED PRODUCT or
       comparable regulatory filing for first LICENSED              [*]               [*]              [*]
       PRODUCT or LICENSED SERVICE

 5     NDA Approval for the first LICENSED PRODUCT or
       comparable regulatory approval for first LICENSED            [*]               [*]              [*]
       PRODUCT or LICENSED SERVICE

*To meet milestone one (1) or two (2) above, an ES CELL or an EG CELL, respectively, must (i) be successfully isolated and transferred to the Company by JHU before any third party has successfully transferred a similar human cell (i.e., EG or ES) to the Company; and (ii) have been obtained with patient consent and in compliance with U.S. law covering fetal tissue and FDA regulations for human somatic therapy. In the event Company has awarded the cash, stock, and stock warrants required above upon the achievement of milestones one (1) and two (2) above, and it is established within two (2) years of the transfer of the cells from JHU to Company that a third party successfully isolated a similar human cell prior to the date JHU transferred the ES or EG cells to Company, then JHU and the Company shall agree on adequate recompense to Company in the

* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                               LICENSE AGREEMENT



form of going-forward royalty reductions, royalty credits, and/or subsequent milestone reductions. Such recompense shall not exceed the value of the milestones awarded (including cash, equity, and warrants) and will be determined by negotiation or binding arbitration, in either event taking into account the benefit to Company from having the ES or EG cells transferred and the impact on Company's ability to market LICENSED PRODUCTS or LICENSED SERVICES and profit therefrom as a result of the third party's prior isolation of the cells. In addition, should the failure to meet any one or all of milestones one (1), two (2), or three (3) materially adversely impact Company's ability to market LICENSED PRODUCTS or LICENSED SERVICES or to profit therefrom, JHU agrees to negotiate in good faith or seek binding arbitration a royalty reduction to ameliorate in part such adverse impact; such royalty reduction shall not cause the royalty rate to go below the range specified in Paragraph 4.4 unless JHU agrees that the adverse impact justifies the reduction.

         4.7. ISSUANCE OF ASSIGNEE SHARES. In the event the Company assigns this Agreement to a permitted assignee under Paragraph 10.3, the parties will discuss in good faith amending this Agreement to provide for such assignee to issue its equity and warrants to JHU upon the achievement of the foregoing milestones, in lieu of Company issuing its equity and warrants upon achievement of the foregoing milestones. The value of the equity and warrants to be issued by such assignee shall approximate, as closely as possible, the value of the equity and warrants which would have been issued by Company in the absence of the preceding sentence, with both such values measured at the time of the assignment, based on the fair market value of each type of equity and warrants.

         4.8. Within sixty (60) days of the end of each March, June, September, and December after the first commercial sale of a LICENSED PRODUCT or a LICENSED SERVICE, the Company shall provide a written report to JHU of the amount of LICENSED PRODUCTS sold, the amount of LICENSED SERVICES sold, the total NET SALES and NET SERVICE REVENUES of such LICENSED PRODUCTS and LICENSED SERVICES, and the running royalties due to JHU as a result of NET SALES and NET SERVICE REVENUES by Company, AFFILIATED COMPANIES, and sublicensees thereof. Payment of any such royalties due shall accompany such report. Until the first commercial sale of a LICENSED PRODUCT or a LICENSED SERVICE, the Company shall submit a report at the end of every December after the achievement of milestone one (1) or two (2) of Paragraph 4.6 of this Agreement that describes the Company's and any AFFILIATED COMPANY's or sublicensee's technical efforts towards meeting the milestones in Article 8.

         4.9.    The Company shall compile and retain, for a period of three
(3) years following the period of each report required by Paragraph 4.8, true and accurate records, files, and books of account containing all the data reasonably required for the full computation and verification of sales and other information required in Paragraph 4.8. Such books and records shall be in accordance with generally accepted accounting principles consistently applied. The Company shall permit the inspection and copying of such records, files, and books of account by JHU or its certified public accountant during regular business hours upon ten (10) business days' prior written notice to the Company, and all such records, files, and books of account shall be deemed to be the Company's Confidential Information, subject to the protections afforded therefor by Article 7. Such inspection shall not be made more than once each calendar year. All costs of such inspection and copying shall be paid by JHU, provided that if any such inspection shall reveal that an underpayment error has been made in the amount equal to [*] or more of such payment, such costs shall be borne by the Company. The Company shall include in any agreement with its AFFILIATED COMPANIES or its sublicensees which permits such party to make, use, or sell the LICENSED PRODUCT(S) or provide LICENSED SERVICES, a provision requiring such party to retain records of sales of LICENSED PRODUCT(S) and records of LICENSED SERVICES and other information as required in Paragraph 4.8 and permit JHU to inspect such records as required by this Paragraph 4.9.


* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                               LICENSE AGREEMENT



         4.10. To ensure JHU the full royalty payments contemplated hereunder, the Company agrees that, in the event (i) any LICENSED PRODUCT shall be sold to an AFFILIATED COMPANY or sublicensee or to a corporation, firm, or association with which Company shall have any agreement, understanding, or arrangement with respect to Other Consideration (each, an "Interested Third Party"), and (ii) such Interested Third Party does not resell such LICENSED PRODUCT or use the same to manufacture a LICENSED PRODUCT that is sold to an uninterested third party so that such sale is included as part of NET SALES, the royalties to be paid hereunder for such LICENSED PRODUCTS shall be based upon
(x) units of LICENSED PRODUCT sold to such Interested Third Party multiplied by
(y) the average NET SALES per unit per year of LICENSED PRODUCT received by the Company and its AFFILIATED COMPANIES, sublicensees, and Interested Third Parties in arm-length transactions with uninterested third parties. For purposes of this Paragraph, "Other Consideration" shall mean consideration for things other than for LICENSED PRODUCT, such as, among other things, (a) an option to purchase stock or actual stock ownership that would result in such third party owning at least [*] of the outstanding stock of the Company or the Company owning at least [*] of the outstanding stock of such third party, (b) an arrangement involving division of profits between such third party and the Company, or (c) special rebates or allowances not available to others.

         4.11.   All payments under this Agreement shall be made in U.S.
Dollars.

                                   ARTICLE 5
                                RESEARCH SUPPORT

         The Company is sponsoring research in the laboratory of Dr. John Gearhart for a period of [*] years at JHU pursuant to a Research Agreement between the Company and JHU, executed contemporaneously herewith. All patent applications filed on inventions, new discoveries, or improvements made by Dr. John Gearhart and others in his JHU laboratory pursuant to the Research Agreement and any patents issuing thereon shall be included as part of the PATENT RIGHTS.

                                   ARTICLE 6
                          BIOLOGICAL MATERIAL TRANSFER

         6.1.    JHU, acting through Dr. John Gearhart, will, within thirty
(30) days of isolating cells which are ES CELLS or EG CELLS, provide the Company with human ES CELLS and EG CELLS and related biological materials developed in Dr. Gearhart's laboratory after October 1, 1996. In addition, JHU, acting through Dr. John Gearhart, will provide the Company with ES CELLS and EG CELLS and related biological materials subsequently developed in Dr. Gearhart's laboratory through the term of the Research Agreement, within thirty (30) days of the date upon which such cells and other biological materials are isolated. Such cells and other biological materials delivered pursuant to this Paragraph
6.1 shall be considered to be LICENSED MATERIALS as defined by Paragraph 1.10.

         6.2. The Company shall use the LICENSED MATERIALS or derived cell lines in accord with the guidelines and policies established by the Ethics Advisory Board established pursuant to Article 9. Access by PERMITTED ACADEMIC RECIPIENTS and JHU to EG CELLS and ES CELLS and derivative or related cell lines developed under the sponsored support specified in Article 5 shall be controlled with material transfer agreements that prohibit further transfer of the materials and derived materials and restrict the area of research to areas approved by the Ethics Advisory Board and restricts the use of such materials to uses in accord with the guidelines promulgated by the Ethics Advisory Board.

* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                               LICENSE AGREEMENT



         6.3. Except as permitted under clause (ii) of Paragraph 1.5, in no event shall JHU provide RETAINED MATERIALS, or any materials derived from RETAINED MATERIALS, to any third party.

                                   ARTICLE 7
                   PATENT RIGHTS AND CONFIDENTIAL INFORMATION

         7.1.    A.       JHU shall have the first right to file, prosecute,
and maintain all patents and patent applications specified under PATENT RIGHTS. Title to all such patents and patent applications shall reside in JHU. Subject to Paragraph 7.1(B) and Article 3, JHU shall have full and complete control over all patent matters in connection therewith under the PATENT RIGHTS. In the event the Company provides prior authorization for such filing, prosecution, or maintenance, the Company shall pay all reasonable out-of-pocket expenses incurred by JHU in taking such action. JHU shall provide the Company with notice of a filing, prosecution, or maintenance deadline with respect to any patent application or patent specified under the PATENT RIGHTS at least ninety
(90) days prior to such deadline. The Company shall, within thirty (30) days of receipt of such notice, indicate to JHU in writing whether it wishes to authorize such filing, prosecution, or maintenance. In the event the Company has not responded to JHU within such thirty (30) day period, the Company shall be deemed to have authorized such action. In any country where the Company provides written notice that it elects not to authorize such action, JHU may file, prosecute, and/or maintain a patent application or patent at its own expense and for its own exclusive benefit, and the Company thereafter shall not be licensed under such patent or patent application.

                 B. In the event JHU elects not to file, prosecute or maintain a patent or patent application specified under PATENT RIGHTS, it shall notify the Company at least ninety (90) days in advance of the applicable deadline for any action required to file, prosecute, or maintain such patent or patent application; thereafter, the Company shall be free to file, prosecute, or maintain such patent or patent application, at its own expense and in the name of JHU, and the Company thereafter shall have full and complete control over all patent matters in connection therewith. JHU shall provide reasonable cooperation to the Company in connection with such filing, prosecution, and maintenance.

         7.2. Company agrees that all packaging containing individual LICENSED PRODUCT(S) sold by Company, AFFILIATED COMPANIES, and sublicensees of Company will be marked with the number of the applicable patent(s) licensed hereunder in accordance with each country's patent laws.

         7.3. Except as set forth below, all information disclosed by one party to the other party shall be deemed to be the disclosing party's "Confidential Information". The recipient of such information agrees to employ all reasonable efforts to maintain the Confidential Information secret and confidential and not to use such Confidential Information for any purpose other than as permitted under this Agreement, such efforts to be no less than the degree of care employed by the recipient to preserve and safeguard its own confidential information and the confidential information of third parties being held by the recipient. The Confidential Information shall not be disclosed or revealed to anyone except employees, consultants, AFFILIATED COMPANIES, or sublicensees of the recipient who have a need to know the information and who have entered into a secrecy agreement with the recipient under which such employees, consultants, AFFILIATED COMPANIES, and sublicensees are required to maintain confidential the proprietary information of the recipient, and such employees, consultants, AFFILIATED COMPANIES, and sublicensees shall be advised by the recipient of the confidential nature of the Confidential Information and that the Confidential Information shall be treated accordingly, including the non-disclosure and non-use obligations set forth above. The recipient's obligations under this Paragraph 7.3 shall not extend to any part of the Confidential Information that:

         (a) can be demonstrated to have been in the public domain or publicly known and

                                                               LICENSE AGREEMENT



readily available to the trade or the public prior to the date of the disclosure; or

         (b) can be demonstrated, from written records to have been in the recipient's possession or readily available to the recipient from another source not under obligation of secrecy to the disclosing party prior to the disclosure; or

         (c) becomes part of the public domain or publicly known by publication or otherwise, not due to any unauthorized act by the recipient; or

         (d) was lawfully disclosed to the recipient, other than under an obligation of confidentiality, by a third party who had no obligation not to disclose such information to others; or

         (e) is demonstrated from written records to have been developed by or for the receiving party without reference to confidential information disclosed by the disclosing party.

The obligations of this Paragraph 7.3 shall also apply to consultants, AFFILIATED COMPANIES, and/or sublicensees provided such information by Company. JHU's, the Company's, AFFILIATED COMPANIES, and sublicensees' obligations under this Paragraph 7.3 shall extend until five (5) years after the termination of this Agreement.

                                   ARTICLE 8
                       TERM, MILESTONES, AND TERMINATION

         8.1. This Agreement shall expire, on a country-by-country basis, on the date of expiration of the last to expire patent included within PATENT RIGHTS in that country or, if no patents issue in such country, [*] years from the EFFECTIVE DATE. Termination by Company at will for any reason other than material breach by JHU of the Research Agreement shall automatically terminate this Agreement.

         8.2. Company shall exercise commercially reasonable efforts to develop, obtain regulatory approval for, and commercialize the LICENSED PRODUCT(S) and LICENSED SERVICE(S) using good scientific and commercial judgment. Company shall also exercise commercially reasonable efforts to develop LICENSED PRODUCTS suitable for different indications, so that the PATENT RIGHTS and LICENSED MATERIALS can be commercialized as broadly and as speedily as good scientific and business judgment would deem possible.

         8.3. After an NDA or equivalent has been approved by the FDA for a given LICENSED PRODUCT, Company shall exercise commercially reasonable efforts to market such LICENSED PRODUCTS in the U.S. and worldwide to the extent consistent with good business judgment, conditioned upon obtaining regulatory approval in each particular foreign nation or region.

         8.4. JHU may, at any time, notify the Company in writing of clinical or other evidence developed or made available to JHU that demonstrates the scientific and commercial practicality of a particular therapeutic opportunity which is covered by the PATENT RIGHTS but which is not currently being developed or commercialized by Company (the "Suggested Opportunity"). Company shall consider such evidence in good faith and, if Company concurs that such evidence demonstrates the scientific and commercial practicality of the Suggested Opportunity, Company shall either (i) provide JHU with a reasonable development plan for the Suggested Opportunity and thereafter start development of such Suggested Opportunity, or (ii) attempt to sublicense the relevant technology to a third party, on commercially reasonable terms, for purposes of developing and commercializing the Suggested Opportunity. If Company concurs that such evidence demonstrates the scientific and commercial practicality of the Suggested Opportunity and (i) within six (6) months of such notification by JHU, Company has not initiated such development efforts, or (ii) within six (6) months of such notification by JHU, Company has not commenced negotiations with a potential sublicensee for developing and commercializing the Suggested Opportunity and within eighteen (18) months of such notification by JHU, Company has not entered into an agreement with such sublicensee for developing and commercializing the Suggested Opportunity, JHU may terminate the license contained in Article 2 for the Suggested Opportunity only. This Paragraph 8.4 shall not be applicable if Company reasonably demonstrates to JHU that

* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                               LICENSE AGREEMENT



(i) developing and commercializing such Suggested Opportunity or granting such a sublicense would have a potentially adverse commercial effect upon marketing or sales of the LICENSED PRODUCTS or LICENSED SERVICE(S) developed and/or being sold by Company, any AFFILIATED COMPANY, or any sublicensee of Company, or (ii) that the evidence presented by JHU under the first sentence of this Paragraph does not convincingly demonstrate the scientific and commercial practicality of the Suggested Opportunity.

         8.5. Upon material breach of any of the terms and conditions of this Agreement, the breaching party shall be given a period of the earlier of sixty (60) days after (i) becoming aware of such breach, or (ii) receiving written notice of the same to correct the material breach. If the material breach is not corrected within said sixty (60) day period, the party not in breach shall have the right to terminate this Agreement upon written notice to the breaching party. In the event of a material, uncured breach by JHU, Company shall have the right either to terminate this Agreement or to elect to take recompense for the breach and maintain its exclusive license, such recompense to be determined by agreement between JHU and the Company or by binding arbitration and to be in the form of royalty reductions, royalty credits, and/or subsequent milestone reductions, taking into account the harm to Company suffered as a result of such breach, including the impact on Company's ability to market LICENSED PRODUCTS or LICENSED SERVICES and profit therefrom.

         8.6. Company may terminate this Agreement and the license granted herein, for any reason, upon giving JHU [*] days written notice.

         8.7.    A.       Termination for Company's breach under Paragraph 8.5
or under 8.6 shall not affect JHU's right to recover unpaid royalties or fees or stock or stock warrants or reimbursement for patent expenses incurred or due prior to termination.

                 B.       Upon termination of this Agreement under Paragraph
8.5 for Company's breach or 8.6, (i) all rights in and to the PATENT RIGHTS, the LICENSED MATERIALS, and the RETAINED MATERIALS shall revert to JHU at no cost to JHU, (ii) all LICENSED MATERIALS delivered to the Company pursuant to Paragraph 6.1 shall immediately be returned to JHU, and (iii) any cell lines made or derived by the Company or its AFFILIATES, assignee(s), or sublicensee(s) using LICENSED MATERIALS or using other cell lines covered by PATENT RIGHTS shall remain subject to a continuing royalty payment as provided in Paragraph 4.4 even after termination of this Agreement. Upon termination by Company of this Agreement under Paragraph 8.5 for JHU's material and uncured breach, Company's obligation of indemnification under Paragraph 10.8.B shall terminate, but if Company elects to take recompense for a material, uncured breach by JHU and continue its exclusive license, then Company's obligation of indemnification under Paragraph 10.8.B shall continue.

                                   ARTICLE 9
                                  ETHICS BOARD

         The parties agree that the research in the area of human EG and ES cells and derivative and related cells, and the development and provision of any LICENSED PRODUCT(S) or LICENSED SERVICE(S) related thereto, shall be conducted with the highest ethical considerations. The Company will appoint an Ethics Advisory Board comprising five (5) independent members (i.e., not having an equity interest in the Company) and selected from national experts in medical ethics. The Ethics Advisory Board shall be responsible for promulgating ethical guidelines concerning the research conducted by the Company and its assignee(s), AFFILIATE(S), SPIN-OUT, and sublicensee(s), and by JHU and any person receiving ES CELLS and/or EG CELLS from JHU and development activities relating to the use of LICENSED MATERIALS, cell lines covered by PATENT RIGHTS and cell lines derived therefrom, which shall in any event comply with all applicable state and federal laws and regulations. The Ethics Advisory Board shall review the areas of research to be conducted and products to be developed by the Company or any third party using

* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                               LICENSE AGREEMENT



the LICENSED MATERIALS or cell lines covered by PATENT RIGHTS. The Company, to the extent consistent to its fiduciary duties to its shareholders, and such third parties shall also follow the ethical guidelines and policies established by the Ethics Advisory Board and in any event shall comply with all Federal and State laws and regulations. Failure to adhere to this Article 9 shall be deemed to be a material breach of this Agreement. A list of all board members and minutes of the meetings of the Ethics Board will be provided to JHU in writing. Such list and minutes will be deemed to be the Company's Confidential Information; however, the Ethics Advisory Board shall be encouraged to publish its guidelines, provided such guidelines do not reveal Confidential Information of either party.

                                   ARTICLE 10
                                 MISCELLANEOUS

         10.1. All notices pertaining to this Agreement shall be in writing and sent certified mail, return receipt requested, to the parties at the following addresses or such other address as such party shall have furnished in writing to the other party in accordance with this Paragraph 10.1:

FOR JHU:                  Mr. Howard W. Califano, Esq.
                          Assistant Dean for Technology Licensing
                          The Johns Hopkins University
                          School of Medicine
                          2024 E. Monument St., Suite. 2-100
                          Baltimore, MD 21205

FOR Company:              Mr. Ronald W. Eastman
                          President and CEO
                          Geron Corporation
                          230 Constitution Drive
                          Menlo Park, CA 94025

         10.2. All written progress reports, royalty and other payments, and any other related correspondence shall be in writing and sent to:

FOR JHU:                  Mr. Howard W. Califano, Esq.
                          Assistant Dean and Director for Technology Licensing The Johns Hopkins University
                          School of Medicine
                          2024 E. Monument St., Suite. 2-100
                          Baltimore, MD 21205

or such other addressee that JHU may designate in writing from time to time. Checks are to be made payable to "The Johns Hopkins University".

         10.3. This Agreement is binding upon and shall inure to the benefit of JHU, its successors, and permitted assignees. This Agreement shall not be assignable by JHU to another party without the written consent of the Company, which consent shall not be unreasonably withheld. This Agreement is binding upon and shall inure to the benefit of Company, its successors and permitted assignees. This Agreement shall not be assignable by the Company to another party without the written consent of JHU, which consent shall not be unreasonably withheld, except that the Company shall have the right to assign this Agreement without the consent of JHU to (i) an AFFILIATED COMPANY, (ii) a SPIN-OUT, or (iii) a third party in the case of the sale or transfer, whether by merger or otherwise, by the Company of all, or substantially all, of its assets relating to the LICENSED PRODUCT or LICENSED SERVICE, to such third party.

                                                               LICENSE AGREEMENT



         10.4. In the event that any one or more of the provisions of this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement, or over any of the parties hereto to be invalid, illegal, or unenforceable, such provision or provisions shall be reformed to approximate as nearly as possible the intent of the parties, and if unreformable, shall be divisible and deleted in such jurisdictions; elsewhere, this Agreement shall not be affected.

         10.5. The construction, performance, and execution of this Agreement shall be governed by the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

         10.6. Except as required by law, the Company shall not use the name of THE JOHNS HOPKINS UNIVERSITY or THE JOHNS HOPKINS HEALTH SYSTEM or any of its constituent parts, such as the Johns Hopkins Hospital or any contraction thereof or the name of Inventors of PATENT RIGHTS in any advertising, promotional, sales literature, fundraising documents, or other such publications without prior written consent from an officer of JHU. In the case of disclosure required by law, Company shall give JHU the opportunity to review and comment on such disclosure. Company shall allow at least seven (7) business days notice of any proposed public disclosure for JHU's review and comment or to provide written consent. Notwithstanding the foregoing, the Company shall have the right to state "Geron is sponsoring research relating to primordial germ cell lines and primordial stem cell lines in the laboratory of Dr. John Gearhart at The Johns Hopkins University."

         10.7. JHU warrants that it is the sole owner and has sole right, title, and interest in the inventions claimed under PATENT RIGHTS and in the LICENSED MATERIALS and the RETAINED MATERIALS. JHU does not warrant the validity of any patents or that practice under such patents shall be free of infringement. EXCEPT AS EXPRESSLY SET FORTH IN THIS PARAGRAPH 10.7, COMPANY AGREES THAT THE PATENT RIGHTS ARE PROVIDED "AS IS", AND THAT JHU MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE PERFORMANCE OF LICENSED PRODUCT(S) AND LICENSED SERVICES INCLUDING THEIR SAFETY, EFFECTIVENESS, OR COMMERCIAL VIABILITY. JHU DISCLAIMS ALL WARRANTIES WITH REGARD TO PRODUCT(S) AND SERVICES LICENSED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, ALL WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. . EXCEPT AS EXPRESSLY SET FORTH IN THIS PARAGRAPH 10.7, JHU ADDITIONALLY DISCLAIMS ALL OBLIGATIONS AND LIABILITIES ON THE PART OF JHU AND INVENTORS, FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, DIRECT, INDIRECT, SPECIAL, AND CONSEQUENTIAL DAMAGES, ATTORNEYS' AND EXPERTS' FEES, AND COURT COSTS (EVEN IF JHU HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, FEES, OR COSTS), ARISING OUT OF OR IN CONNECTION WITH THE MANUFACTURE, USE, OR SALE OF THE PRODUCT(S) AND SERVICES LICENSED UNDER THIS AGREEMENT. COMPANY, AFFILIATED COMPANIES, AND SUBLICENSEES ASSUME ALL RESPONSIBILITY AND LIABILITY FOR LOSS OR DAMAGE CAUSED BY A PRODUCT AND SERVICE MANUFACTURED, USED, OR SOLD BY COMPANY, ITS SUBLICENSEES, AND AFFILIATED COMPANIES THAT IS A LICENSED PRODUCT OR LICENSED SERVICE AS DEFINED IN THIS AGREEMENT.

         10.8.   A.       JHU and the Inventors will not, under the provisions
of this Agreement or otherwise, have control over the manner in which Company, its AFFILIATED COMPANIES, its sublicensees, those operating for its account, or third parties who purchase LICENSED PRODUCT(S) or LICENSED SERVICES from any of the foregoing entities (collectively, the "Users"), practice the inventions claimed under the PATENT RIGHTS or derived from the LICENSED MATERIALS (the "Inventions"). The Company shall defend and hold JHU, The Johns Hopkins Health Systems, their present and former regents, trustees, officers, inventors of PATENT RIGHTS, agents, faculty, employees, and students harmless as against any judgments, fees, expenses, or other costs arising from or incidental to any product liability or other lawsuit,

                                                               LICENSE AGREEMENT



claim, demand or other action brought as a consequence of the practice of said Inventions by any of the Users, whether or not JHU or said Inventors, either jointly or severally, is named as a party defendant in any such lawsuit. Practice of the Inventions by any of the Users shall be considered the Company's practice of said inventions for purposes of this Paragraph 10.8(A). The obligation of the Company to defend and indemnify as set out in this Paragraph 10.8(A) shall survive the termination of this Agreement.

                 B. In addition, the Company agrees to defend, indemnify, and hold harmless JHU and JHU's officers, agents, servants, and employees, including but not limited to Dr. John Gearhart, for any and all claims or lawsuits which are made or filed by a Potential Claimant and arise directly or indirectly out of JHU's and Dr. Gearhart's research and work on ES CELLS and EG CELLS prior to the EFFECTIVE DATE (the "Gearhart Research"), to the extent such claims or lawsuits arise out of:

         (1) any discussions and negotiations that (i) occurred prior to the EFFECTIVE DATE between (a) JHU and Dr. Gearhart, on the one hand, and
         (b) [*] and its representatives, on the other hand, regarding the Gearhart Research, and (ii) are described in the Written Documentation (as such term is defined below) and;

         (2) any alleged agreements that (i) were entered into prior to the EFFECTIVE DATE between (a) JHU and/or Dr. Gearhart, on the one hand, and (b) [*], on the other hand, regarding the Gearhart Research, and
         (ii) are described, or implied from the course of conduct described, in the Written Documentation;

         (3) JHU's and/or Dr. Gearhart's agreements with the Company regarding the results of the Gearhart Research; and

         (4) any alleged infringements or other violation of the United States patent laws with respect to U.S. Patent No. 5,453,357 or any related patents prior to the EFFECTIVE DATE by JHU and/or Dr. Gearhart in performing the Gearhart Research.

"Potential Claimant" shall mean [*] or any person acting directly or indirectly on their behalf, or any assignee of their interest, or any successor in interest. The Company agrees to provide, at its cost, legal counsel to JHU in the event of a lawsuit covered by this indemnity. The Company may select counsel, and JHU will cooperate with the Company and its counsel in the defense of any and all claims regarding the Gearhart Research. JHU agrees to provide the Company adequate notice of any and all such claims and hereby grants the Company the right to control any and all such litigation of such claims and any settlement thereof. The Company agrees to pay the costs of any judgment entered against JHU, JHU agents, servants, and employees on behalf of the Potential Claimants, and any settlement of any claims with the Potential Claimants, provided, however, that the Company has received adequate notice and the right to control such litigation and/or settlement. JHU and Dr. Gearhart hereby represent that, as of the EFFECTIVE DATE, they have provided to the Company written documentation describing in detail the substance and date of all communications and agreements, oral or written, between (i) JHU and/or JHU's officers, agents, servants, and employees, including, but not limited to, Dr. John Gearhart, and (ii) all Potential Claimants (the "Written Documentation"). In the event of a material breach of the foregoing representation, neither the Company nor its permitted assignees shall have any obligations under this Paragraph 10.8(B). In the event the Company assigns this Agreement to a SPIN-OUT, as permitted by Paragraph 10.3, Company will continue to defend, indemnify, and hold harmless JHU and JHU's officers, agents, servants, and employees, including, but not limited to, Dr. John Gearhart, from the claims and lawsuits covered by this Paragraph 10.8(B).

         10.9. Prior to initial human testing or first commercial sale of any LICENSED PRODUCT or LICENSED SERVICE, as the case may be, in any particular country, the

* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                               LICENSE AGREEMENT



Company, an AFFILIATED COMPANY, or any sublicensee shall establish and maintain, in each country in which Company, an AFFILIATED COMPANY, or sublicensee shall test or sell LICENSED PRODUCT(S) and LICENSED SERVICES, commercially reasonable product liability or other appropriate insurance coverage appropriate to the risks involved in testing or selling LICENSED PRODUCT(S) and LICENSED SERVICES and will annually present evidence to JHU that such coverage is being maintained. Upon JHU's request, the Company will furnish JHU with a Certificate of Insurance of each product liability insurance policy obtained. JHU shall be listed as an additional insured in Company's said insurance policies.

         10.10. JHU may publish manuscripts, abstracts, or the like describing the PATENT RIGHTS and inventions contained therein provided Confidential Information of Company (as defined in Paragraph 7.3) is not included in such publication in accordance with this Paragraph, or, if JHU wishes to publish Confidential Information of Company, JHU has obtained the prior written consent of Company to do so. Otherwise, JHU and the Inventors shall be free to publish manuscripts, abstracts, or the like directed to the work done at JHU related to the PATENT RIGHTS and inventions contained therein without prior approval of Company, provided that (i) no later than thirty (30) days prior to submission of such manuscript, abstract, or the like, JHU provides a copy of such proposed submission to Company, (ii) if Company believes that the proposed submission contains subject matter for which a patent should be sought, then prior to the expiration of the thirty (30) day period, the Company shall so notify JHU, and
(iii) JHU shall then delay submission for publication for an additional period of up to ninety (90) days to permit the preparing and filing of a patent application on the subject matter to be disclosed.

         10.11. This Agreement and that certain Research Agreement entered into by the parties contemporaneously herewith constitutes the entire understanding between the parties with respect to the obligations of the parties with respect to the subject matter hereof and supersedes and replaces all prior agreements, understandings, writings, and discussions between the parties relating to said subject matter.

         10.12. This Agreement may be amended and any of its terms or conditions may be waived only by a written instrument executed by the authorized officials of the parties or, in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by either party of any condition or term in any one or more instances shall be construed as a further or continuing waiver of such condition or term or of any other condition or term.

         10.13. Except as explicitly provided otherwise herein, upon termination of this Agreement for any reason, Article 1 and Paragraphs 4.9, 7.3, 8.7, 10.5, 10.6, 10.7, and 10.8 shall survive termination of this Agreement.

                             SIGNATURE PAGE FOLLOWS

                                                               LICENSE AGREEMENT



         IN WITNESS WHEREOF the respective parties hereto have executed this Agreement by their duly authorized officers on the date appearing below their signatures.


THE JOHNS HOPKINS UNIVERSITY           GERON CORPORATION



/s/ N. FRANKLIN ADKINSON, JR.          /s/ RONALD W. EASTMAN
-------------------------------        --------------------------------------
N. Franklin Adkinson, Jr., M.D.        Ronald W. Eastman
Interim Vice Dean for Research         President and CEO

Dated: August 20, 1997                 Dated: August 11, 1997
      --------------------------             --------------------------------

I have read and agree to abide by the terms of this Agreement:


/s/ JOHN GEARHART                      /s/ MICHAEL SHAMBLOTT
-------------------------------        --------------------------------------
Dr. John Gearhart :                    Dr. Michael Shamblott

Dated: Dated August 17, 1997           Dated: August 8, 1997
      --------------------------             --------------------------------

                                                                    EXHIBIT 1.5

                    FORM OF JHU MATERIALS TRANSFER AGREEMENT



Dear __________:

Johns Hopkins University (JHU) agrees to provide you the material(s) indicated below, which you requested from __________ for your nonclinical research studies. In order to protect JHU's proprietary rights in the material(s) or its (their) progeny, portions, and derivatives thereof (hereinafter "Materials"), we request that you and an authorized official of your institution sign, date, and return this letter agreement to us.

Material(s) identification: ______________________________________

Acceptance of the Material(s) by your institution confirms your agreement to the following conditions:

            1. This agreement and the resulting transfer of the Materials(s) constitute a nonexclusive license to use the Material(s) for nonprofit, nonclinical research purposes only. The Material(s) will not be used in humans and will be stored, used, and disposed of in accordance with applicable law and regulations. The Material(s) will not be used for any commercial purpose. This agreement is not assignable and the Material(s) may not be transferred to another party.

            2. You recognize that your work with these Material(s) shall not diverge from the workplan attached hereto as Exhibit A without advance written approval by JHU; any such approval shall not be unreasonably withheld but shall be contingent upon a determination that the proposed work is consistent with the guidelines and policies of an Ethics Advisory Board that has been established in agreement with JHU relating to the Material(s).

            3. You are free to publish your work involving this Material(s). You agree to provide JHU with a manuscript describing the work you intend to publish thirty (30) days in advance of submitting your work for publication or presenting your work in public, so that JHU may determine that the work described is consistent with the workplan attached hereto as Exhibit A and the guidelines and policies of an Ethics Advisory Board. You further agree to provide JHU with a copy of the material actually presented or published. In the event JHU determines at any time that your work is inconsistent with the workplan attached hereto as Exhibit A or the guidelines and policies of an Ethics Advisory Board, then JHU shall have the right to terminate this Agreement and the nonexclusive license granted hereby, and you shall, upon such termination, cease all work with the Material(s) and return to JHU or destroy, at JHU's option and request, all such Material(s) and any material derived therefrom.

            4. You agree that any patent application filed by you or the institution at which you work that discloses or claims experiments conducted or results generated using the Material(s) or that requires the use of the Materials in performing an invention claimed therein and any patent issuing thereon ("Derivative Patent") shall be subject to JHU's commercial licensee's right:

               (a) to review the application prior to filing under appropriate obligation of confidentiality; and

               (b) to take, at the Commercial licensee's sole option and discretion, either:

                                                                    EXHIBIT 1.5
                                        FORM OF JHU MATERIALS TRANSFER AGREEMENT




                   (i) an exclusive, royalty-bearing license to make, have made, use, sell, have sold, and import any product or service using any invention disclosed or claimed in the Derivative Patent, such royalty not to exceed [*] of net sales or revenues regarding such product or service, such license to include no other payment terms but otherwise to include commercially reasonable terms established by good faith negotiation for a period of no more than [*] months or by binding arbitration thereafter; or

                   (ii) a royalty-free, non-exclusive license to make, have made, use, sell, have sold, and import any product or service using any invention disclosed or claimed in the Derivative Patent, such license to include no payment terms but otherwise to include commercially reasonable terms established by good faith negotiation for a period of no more than [*] months or by binding arbitration thereafter.

            5. JHU makes no representations whatsoever as to the Material(s). The Material(s) are experimental in nature and are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. JHU MAKES NO REPRESENTATION OR WARRANTY THAT THE USE OF THE MATERIAL(S) WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

            6. Except where precluded by Federal law and to the extent allowed by applicable state law, you and your institution agree to defend, indemnify, and hold harmless JHU, its trustees, officers, employees, and agents from any loss, claim, damage, or liability, of any kind whatsoever, which may arise from you or your institution's use, storage, or disposal of the Material(s) or any other material that could not have been made but for the Material(s), except to the extent such arise due to the gross negligence of JHU.

            7. You shall not use the name of THE JOHNS HOPKINS UNIVERSITY or THE JOHNS HOPKINS HEALTH SYSTEM or any of its constituent parts, such as the Johns Hopkins Hospital or any contraction thereof or the name of its employees in any advertising, promotional, sales literature, or fundraising documents without prior written consent from an officer of JHU.

To indicate your and your institution's agreement to the conditions, you and an authorized official should sign and date this letter in the spaces indicated below and return it to me. If you have any questions concerning this agreement, you may call me at 410-955-4666.

Sincerely,

Howard W. Califano, Esq.
Assistant Dean and Director
Office of Technology Licensing

AN AUTHORIZED SIGNATURE IS THAT OF AN INSTITUTIONAL OFFICIAL OR COMPANY OFFICER SPECIFICALLY AUTHORIZED TO EXECUTE DOCUMENTS OF THIS TYPE ON BEHALF OF THE INSTITUTION.


------------------------------                   ------------------------------
Authorized Signature                             Recipient Investigator
Name:                                            Name:
     -------------------------                        -------------------------
Title:                                           Title:
      ------------------------                         ------------------------
Date:                                             Date:
     -------------------------                         ------------------------



* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                 EXHIBIT 4.2(A)

                        COMMON STOCK PURCHASE AGREEMENT



            This Common Stock Purchase Agreement (the "Agreement") is made as of August 1, 1997, by and between Geron Corporation, a Delaware corporation ("the Company"), and The Johns Hopkins University, a Maryland corporation ("JHU").

            WHEREAS, JHU and the Company have entered into a License Agreement (the "License Agreement") having an effective date of August 1, 1997.

            WHEREAS, pursuant to Article 4, Paragraph 4.2B of the License Agreement, the Company has agreed to issue to JHU [*] shares of the Company's Common Stock (the "Shares") in consideration of the execution of License Agreement and the rights granted to the Company thereunder.

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and JHU hereby agree as follows:

            1. The Company agrees to issue to JHU the Shares. The issuance of the Shares shall take place at such time and place upon which the Company and JHU mutually agree, either orally or in writing, but, in no event later than thirty (30) days after the Effective Date of the License Agreement (the "Closing"). At the Closing, or within ten (10) business days thereafter, the Company will deliver to JHU a certificate representing the Shares.

            2. In connection with the issuance of the Shares, JHU represents to the Company the following:

               (a) JHU is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. JHU is acquiring the Shares for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

               (b) JHU understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of JHU's investment intent as expressed herein.

               (c) JHU understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, JHU represents that it is generally familiar with SEC Rule 144, as presently in effect ("Rule 144"), and that JHU understands the resale limitations imposed thereby and by the Act.

               (d) JHU represents that JHU has consulted any tax consultants JHU deems advisable in connection the acquisition or disposition of the Shares and that JHU is not relying on the Company for any tax advice.





* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                 EXHIBIT 4.2(A)
                                                COMMON STOCK PURCHASE AGREEMENT




               (e) It is understood that the Common Stock, and any securities issued in respect thereof or exchange therefor, will bear the following legend, and may be resold only as set forth in the following legend:

            THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

               (f) JHU is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act.

            3. Without in any way limiting the representations set forth in Paragraph 2 above, JHU agrees not to make any disposition of all or any portion of the Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms and conditions of this Agreement, and

               (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable state securities laws; or

               (b) (i) JHU shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, JHU shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Shares under the Securities Act or any applicable state securities laws. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances.

            4. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same.

            5. JHU acknowledges and agrees that these Shares issued pursuant to Paragraph 4.2B of the License Agreement shall be subject to a [*] restriction on transfer as set forth in that License Agreement.

            IN WITNESS WHEREOF, the undersigned, by each of their respective duly authorized officers and representatives, have set forth their hands hereto to be effective as of the date first set forth above.




GERON CORPORATION                         THE JOHNS HOPKINS UNIVERSITY



/S/ Ronald W. Eastman                     /S/ Ronald W. Eastman
-------------------------------           -------------------------------
Ronald W. Eastman                         Authorized Signature
President and                             Name:
Chief Executive Officer                        --------------------------
                                          Title:
                                                -------------------------
Dated:  8/11/97                           Dated:  August 20, 97
      -------------------------                 -------------------------





* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                 EXHIBIT 4.2(B)

                               WARRANT AGREEMENT



THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.


Warrant No. JHU-1                                    Number of Shares:  [*]
Date of Issuance:  August 1, 1997                    (subject to adjustment)


                               GERON CORPORATION

                         COMMON STOCK WARRANT AGREEMENT

            Geron Corporation (the "Company"), for value received, hereby certifies that The Johns Hopkins University ("JHU"), or its registered assigns (in accordance with Section 3 below) (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 6 below), up to [*] shares of Common Stock of the Company (as adjusted from time to time pursuant to the terms of this Warrant) at a purchase price of [*] per share. The shares purchasable upon exercise of this Warrant are hereinafter referred to as the "Warrant Stock." The exercise price per share of Warrant Stock is hereinafter referred to as the "Purchase Price."

            1. EXERCISE.

               (a) MANNER OF EXERCISE. This Warrant may be exercised by the Registered Holder, in whole and not in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney-in-fact, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full by cash, check or wire transfer of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

               (b) EFFECTIVE TIME OF EXERCISE. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company, with payment of the applicable Purchase Price, as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

               (c) DELIVERY TO REGISTERED HOLDER. As soon as practicable after the exercise of this Warrant, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled.



* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                 EXHIBIT 4.2(B)
                                                               WARRANT AGREEMENT



            2. CERTAIN ADJUSTMENTS.

               (a) MERGERS OR CONSOLIDATIONS. If at any time there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with another corporation, then, as a part of such reorganization, merger or consolidation, lawful provision shall be made so that the Registered Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Purchase Price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger or consolidation if this Warrant had been exercised immediately before that reorganization, merger or consolidation. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Holder after the reorganization, merger or consolidation to the end that the provisions of this Warrant (including adjustment of the Purchase Price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

               (b) SPLITS AND SUBDIVISIONS; DIVIDENDS. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Purchase Price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

               (c) COMBINATION OF SHARES. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

               (d) ADJUSTMENT CERTIFICATE. When any adjustment is required to be made in the securities issuable upon exercise of this Warrant, the Company shall mail to the Registered Holder a certificate setting forth a statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 2.

            3. TRANSFER RESTRICTIONS; REPRESENTATIONS.

               (a) The Registered Holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such

                                                                 EXHIBIT 4.2(B)
                                                               WARRANT AGREEMENT


Warrant Stock and registration or qualification of this Warrant or such Warrant Stock or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. This Warrant is not transferable without the prior written consent of the Company. It is understood and agreed that the preceding sentence does not apply to, or limit the sale, pledge, distribution, offers for sale, transfer or other disposition of, Warrant Stock.

               (b) The Registered Holder hereby further represents and warrants to the Company with respect to the issuance of the Warrant and the purchase of the Warrant Stock as follows:

                   (i) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant is issued to the Registered Holder in reliance upon such Registered Holder's representation to the Company, which by such Registered Holder's execution of this Warrant such Registered Holder hereby confirms, that the Warrant and the Warrant Stock will be acquired for investment for such Registered Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Registered Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

                   (ii) KNOWLEDGE AND EXPERIENCE; ABILITY TO BEAR ECONOMIC RISKS. The Registered Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Warrant and such party is able to bear the economic risk of its investment in the Company (including a complete loss of its investment).

                   (iii) RESALE. The Registered Holder understands that the Warrant being issued hereunder and the Warrant Stock to be purchased hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations, such securities may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act") only in certain circumstances. In this regard, the Registered Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                   (iv) LEGENDS. The Registered Holder acknowledges that all stock certificates representing shares of stock issued to the Registered Holder upon exercise of this Warrant may, if such Warrant Stock is not registered under the Securities Act, have affixed thereto a legend substantially in the following form:

                        (x) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH SECURITIES ACT."

                        (y) Any legend required by the laws of any state in which the securities will be issued.

               (c) Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable in whole but not in part upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

                                                                 EXHIBIT 4.2(B)
                                                               WARRANT AGREEMENT



               (d) The Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

               (e) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

               (f) The Company hereby represents and warrants to the Registered Holder as follows:

                   (i) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

                   (ii) The Company has full corporate right, power and authority (including the due authorization by all necessary corporate action) to enter into this Warrant and to perform its obligations hereunder without the need for the consent of any other person; and this Warrant has been duly authorized, executed and delivered and constitutes legal, valid and binding obligations of the Company enforceable against it in accordance with the terms hereof and thereof. The execution, delivery and performance of this Warrant by the Company does not contravene or violate any laws, rules or regulations applicable to it.

                   (iii) The Company has taken such corporate action as is necessary or appropriate to enable it to perform its obligations hereunder, including, but not limited to, the issuance, sale and delivery of the Warrant.

                   (iv) The Warrant Stock, when issued and paid for in compliance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable.

                   (v) JHU acknowledges and agrees that the warrant stock shall be subject to a [*] restriction on transfer as set forth in the License Agreement between JHU and the Company having an effective date of August 1, 1997.

            4. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

            5. TERMINATION. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the tenth anniversary of the Date of Issuance (the "Expiration Date").

            6. NOTICES OF CERTAIN TRANSACTIONS. In case:

                   (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or



* Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                 EXHIBIT 4.2(B)
                                                               WARRANT AGREEMENT



               (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

               (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is expected to take place, and the record date for determining shareholders entitled to vote thereon. Such notice shall be mailed at least ten (10) calendar days prior to the record date or effective date for the event specified in such notice.

            7. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock or other stock or securities, as from time to time shall be issuable upon the exercise of this Warrant.

            8. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3(a) hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered.

            9. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

            10. MAILING OF NOTICES. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

            11. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business or affairs of the Company).

            12. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair

                                                                 EXHIBIT 4.2(B)
                                                               WARRANT AGREEMENT


market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

            13. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

            14. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

            15. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Registered Holder and their respective permitted successors and assigns (in the case of the Registered Holder, in accordance with Section 3).

            16. GOVERNING LAW. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.








GERON CORPORATION                         THE JOHNS HOPKINS UNIVERSITY

           [SIG]                                      [SIG]
-----------------------------             -----------------------------------
Signature                                 Signature
Name: Ronald W. Eastman                   Name: John D. Stobo, M.D.
     ------------------------                  ------------------------------
Title: President and CEO                  Title: Vice Dean for Research and
      -----------------------                    Technology
                                                -----------------------------

Address: 230 Constitution Dr.             Address:
        ---------------------                     ---------------------------
         Menlo Park, CA  94025
        ---------------------                     ---------------------------
Facsimile: 650-473-7701                   Facsimile:
        ---------------------                      --------------------------
Dated:     8/11/97                        Dated:  August 20, 1997
        ---------------------                    ----------------------------

                                   EXHIBIT A

                                 PURCHASE FORM




To: GERON CORPORATION                                    Date:


            The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase ___________ shares of the Common Stock covered by such Warrant and herewith makes payment of $___________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

            The undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 4 of the Warrant and accepts such shares subject to the restrictions of the Warrant, copies of which are available from the Secretary of the Company.




---------------------------------
Signature



Name:
     ----------------------------
Title:
      ---------------------------
Address:
        -------------------------

        -------------------------

                                   EXHIBIT B

                                ASSIGNMENT FORM


FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:




NAME OF ASSIGNEE                    ADDRESS                     NO. OF SHARES






-------------------------           -------------------------
Signature                           Dated:



Witness:
        -----------------

        -----------------

                                                                 EXHIBIT 4.6(A)

                     FORM OF COMMON STOCK PURCHASE AGREEMENT


            This Common Stock Purchase Agreement (the "Agreement") is made as of __________, 1997, by and between Geron Corporation, a Delaware corporation ("the Company"), and The Johns Hopkins University, a Maryland corporation ("JHU").

            WHEREAS, JHU and the Company have entered into a License Agreement (the "License Agreement") having an effective date of August 1st, 1997.

            WHEREAS, pursuant to Article 4, Paragraph 4.6 of the License Agreement, the Company has agreed to issue to JHU __________ (__________) shares of the Company's Common Stock (the "Shares") in consideration of the achievement of certain milestones set forth in the License Agreement.

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and JHU hereby agree as follows:

            1. The Company agrees to issue to JHU the Shares. The issuance of the Shares shall take place at such time and place upon which the Company and JHU mutually agree, either orally or in writing, but, in no event later than thirty (30) days after the achievement of the applicable milestone set forth in
Section 4.6 of the License Agreement (the "Closing"). At the Closing, or within ten (10) business days thereafter, the Company will deliver to JHU a certificate representing the Shares.

            2. In connection with the issuance of the Shares, JHU represents to the Company the following:

               (a) JHU is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. JHU is acquiring the Shares for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

               (b) JHU understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of JHU's investment intent as expressed herein.

               (c) JHU understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, JHU represents that it is generally familiar with SEC Rule 144, as presently in effect ("Rule 144"), and that JHU understands the resale limitations imposed thereby and by the Act.

               (d) JHU represents that JHU has consulted any tax consultants JHU deems advisable in connection the acquisition or disposition of the Shares and that JHU is not relying on the Company for any tax advice.

               (e) It is understood that the Common Stock, and any securities issued in respect thereof or exchange therefor, will bear the following legend, and may be resold only as set forth in the following legend:

                                                                 EXHIBIT 4.6(A)
                                         FORM OF COMMON STOCK PURCHASE AGREEMENT


            THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

               (f) JHU is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act.

            3. Without in anyway limiting the representations set forth in Paragraph 2 above, JHU agrees not to make any disposition of all or any portion of the Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms and conditions of this Agreement, and

               (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable state securities laws; or

               (b) (i) JHU shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, JHU shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Shares under the Securities Act or any applicable state securities laws. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances.

            4. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same.

            IN WITNESS WHEREOF, the undersigned, by each of their respective duly authorized officers and representatives, have set forth their hands hereto to be effective as of the date first set forth above.



GERON CORPORATION                         THE JOHNS HOPKINS UNIVERSITY




-------------------------                 -------------------------
Ronald W. Eastman                         Authorized Signature
President and                             Name:
Chief Executive Officer                        --------------------
                                          Title:
                                                -------------------
Dated:                                    Dated:
     -------------------                        -------------------

                                                                  EXHIBIT 4.6(B)

                                 FORM OF WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.


Warrant No. JHU-______________                     Number of Shares:  _________
Date of Issuance:  ___________                    (subject to adjustment)

                                GERON CORPORATION

                         COMMON STOCK WARRANT AGREEMENT

            Geron Corporation (the "Company"), for value received, hereby certifies that The Johns Hopkins University ("JHU"), or its registered assigns (in accordance with Section 3 below) (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 6 below), up to ________ shares of Common Stock of the Company (as adjusted from time to time pursuant to the terms of this Warrant) at a purchase price of $_______ per share. The shares purchasable upon exercise of this Warrant are hereinafter referred to as the "Warrant Stock." The exercise price per share of Warrant Stock is hereinafter referred to as the "Purchase Price."

            1. EXERCISE.

               (a) MANNER OF EXERCISE. This Warrant may be exercised by the Registered Holder, in whole and not in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney-in-fact, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full by cash, check or wire transfer of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

               (b) EFFECTIVE TIME OF EXERCISE. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company, with payment of the applicable Purchase Price, as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

               (c) DELIVERY TO REGISTERED HOLDER. As soon as practicable after the exercise of this Warrant, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled.

                                                                  EXHIBIT 4.6(B)
                                                                 FORM OF WARRANT


            2. CERTAIN ADJUSTMENTS.

               (a) MERGERS OR CONSOLIDATIONS. If at any time there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with another corporation, then, as a part of such reorganization, merger or consolidation, lawful provision shall be made so that the Registered Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Purchase Price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger or consolidation if this Warrant had been exercised immediately before that reorganization, merger or consolidation. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Holder after the reorganization, merger or consolidation to the end that the provisions of this Warrant (including adjustment of the Purchase Price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

               (b) SPLITS AND SUBDIVISIONS; DIVIDENDS. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Purchase Price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

               (c) COMBINATION OF SHARES. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

               (d) ADJUSTMENT CERTIFICATE. When any adjustment is required to be made in the securities issuable upon exercise of this Warrant, the Company shall mail to the Registered Holder a certificate setting forth a statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 2.

            3. TRANSFER RESTRICTIONS; REPRESENTATIONS.

               (a) The Registered Holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such

                                                                  EXHIBIT 4.6(B)
                                                                 FORM OF WARRANT


Warrant Stock and registration or qualification of this Warrant or such Warrant Stock or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. This Warrant is not transferable without the prior written consent of the Company. It is understood and agreed that the preceding sentence does not apply to, or limit the sale, pledge, distribution, offers for sale, transfer or other disposition of, Warrant Stock.

               (b) The Registered Holder hereby further represents and warrants to the Company with respect to the issuance of the Warrant and the purchase of the Warrant Stock as follows:

                   (i) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant is issued to the Registered Holder in reliance upon such Registered Holder's representation to the Company, which by such Registered Holder's execution of this Warrant such Registered Holder hereby confirms, that the Warrant and the Warrant Stock will be acquired for investment for such Registered Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Registered Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

                   (ii) KNOWLEDGE AND EXPERIENCE; ABILITY TO BEAR ECONOMIC RISKS. The Registered Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Warrant and such party is able to bear the economic risk of its investment in the Company (including a complete loss of its investment).

                   (iii) RESALE. The Registered Holder understands that the Warrant being issued hereunder and the Warrant Stock to be purchased hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations, such securities may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act") only in certain circumstances. In this regard, the Registered Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                   (iv) LEGENDS. The Registered Holder acknowledges that all stock certificates representing shares of stock issued to the Registered Holder upon exercise of this Warrant may, if such Warrant Stock is not registered under the Securities Act, have affixed thereto a legend substantially in the following form:

                        (x) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH SECURITIES ACT."

                        (y) Any legend required by the laws of any state in which the securities will be issued.

                   (c) Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable in whole but not in part upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

                                                                  EXHIBIT 4.6(B)
                                                                 FORM OF WARRANT


               (d) The Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

               (e) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

               (f) The Company hereby represents and warrants to the Registered Holder as follows:

                   (i) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

                   (ii) The Company has full corporate right, power and authority (including the due authorization by all necessary corporate action) to enter into this Warrant and to perform its obligations hereunder without the need for the consent of any other person; and this Warrant has been duly authorized, executed and delivered and constitutes legal, valid and binding obligations of the Company enforceable against it in accordance with the terms hereof and thereof. The execution, delivery and performance of this Warrant by the Company does not contravene or violate any laws, rules or regulations applicable to it.

                   (iii) The Company has taken such corporate action as is necessary or appropriate to enable it to perform its obligations hereunder, including, but not limited to, the issuance, sale and delivery of the Warrant.

                   (iv) The Warrant Stock, when issued and paid for in compliance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable.

            4. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

            5. TERMINATION. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the tenth anniversary of the Date of Issuance (the "Expiration Date").

            6. NOTICES OF CERTAIN TRANSACTIONS. In case:

               (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

                                                                  EXHIBIT 4.6(B)
                                                                 FORM OF WARRANT


               (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is expected to take place, and the record date for determining shareholders entitled to vote thereon. Such notice shall be mailed at least ten (10) calendar days prior to the record date or effective date for the event specified in such notice.

            7. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock or other stock or securities, as from time to time shall be issuable upon the exercise of this Warrant.

            8. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3(a) hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered.

            9. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

            10. MAILING OF NOTICES. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

            11. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business or affairs of the Company).

            12. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

            13. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

                                                                  EXHIBIT 4.6(B)
                                                                 FORM OF WARRANT


            14. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

            15. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Registered Holder and their respective permitted successors and assigns (in the case of the Registered Holder, in accordance with Section 3).

            16. GOVERNING LAW. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.



GERON CORPORATION                         REGISTERED HOLDER





--------------------------                --------------------------
Signature                                 Signature

Name:                                     Name:
     ---------------------                     ---------------------
Title:                                    Title:
      --------------------                      --------------------
Address:                                  Address:
        ------------------                       -------------------
Facsimile:                                Facsimile:
          ----------------                         -----------------
Dated:                                    Dated:
      --------------------                      --------------------

                                    EXHIBIT A

                                  PURCHASE FORM





To:  GERON CORPORATION                                 Dated:__________________

            The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase ___________ shares of the Common Stock covered by such Warrant and herewith makes payment of $___________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

            The undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 4 of the Warrant and accepts such shares subject to the restrictions of the Warrant, copies of which are available from the Secretary of the Company.






-------------------------------
Signature

Name:
     --------------------------
Title:
      -------------------------
Address:
        -----------------------

        -----------------------

                                    EXHIBIT B

                                 ASSIGNMENT FORM



FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:


NAME OF ASSIGNEE                      ADDRESS                  NO. OF SHARES


-------------------------------       -----------------------
Signature                             Dated:


Witness:
        -----------------------

        -----------------------